FFMLT 2005-FF3
Credit Risk Manager Report
July 2005

Copyright 2005 The Murrayhill Company. All Rights Reserved.

The information contained in this Report is based upon a specific point in time and reflects performance solely through that point in time. It does not forecast the performance of the portfolio in the future. The information in this Report is not investment advice concerning a particular portfolio or security, and no mention of a particular security in this Report constitutes a recommendation to buy, sell, or hold that or any other security. The Report is based upon information provided to The Murrayhill Company by third parties and therefore The Murrayhill Company cannot, and does not, warrant that the information contained in this Report is accurate or complete.

Copyright 2005 The Murrayhill Company. All Rights Reserved.

Table of Contents
Section One Executive Summary
Section Two Prepayment Premium Analysis
Section Three Analytics

Copyright 2005 The Murrayhill Company. All Rights Reserved.

Section One
Executive Summary

Copyright 2005 The Murrayhill Company. All Rights Reserved.

FFMLT 2005-FF3 Executive Summary July 2005
Transaction Summary

Closing Date: 04/29/2005
Depositor: Structured Asset Securities Corporation
Trustee(s): U. S. Bank
Securities Administrator: First Security Investor Reporting
Master Servicer: Aurora Loan Services Master Servicing
Servicer(s): National City Mortgage
Delinquency Reporting Method: OTS1

Collateral Summary
6/30/2005 as a
% of Closing Date
Closing Date 6/30/2005 2
Collateral Balance $770,270,704 $743,399,157 96.15%
Loan Count 3,444 3,340 96.98%

1 OTS Method: A current loan becomes 30 days delinquent if the scheduled payment is not made by the close of business on the corresponding day of the following month. Similarly for 60 days delinquent and the second immediately succeeding month and 90 days delinquent and the third immediately succeeding month.
2 These figures are based upon information provided to Murrayhill by the servicers on a monthly basis.

Copyright 2005 The Murrayhill Company. All Rights Reserved.

Data Issue

During the 5/25/2005, 6/25/2005, and 7/25/2005 remittances, the servicer was reporting incorrect last-interest-paid-dates to the trustee. The reporting error resulted in the understatement of delinquent loan counts on the trustee remittance statement. Murrayhill worked with the servicer, the master servicer, the trustee, and the securities administrator to resolve the issue. On
7/26/2005 the trustee received corrected investor reporting files and re-issued the 5/25/2005, 6/25/2005, and 7/25/2005 misstated remittance statements.

Collateral Statistics

Loan Count Summed Balance
Repurchases* 0 $0
First Payment Defaults 4 $1,047,800
Early Payment Defaults** 37 $5,030,823
Multiple Loans to One Borrower 10 $1,647,261 10

*Refers to loans repurchased in the current month
**A default that occurs on the second or third scheduled payment

Prepayments
Beginning
Remittance Date Collateral Balance Total Prepayments % of Prepayment
7/25/2005 $755,414,294 $11,988,233 1.59
6/25/2005 $765,336,256 $9,693,981 1.27
5/25/2005 $770,270,704 $4,704,208 0.61

Prepayment Premium Analysis

During the 7/25/2005 remittance, 33 loans with active prepayment premium flags were paid off and the servicer remitted premiums for 32 of those loans. The servicer did not remit a premium for loan number 6353327 because of a Minnesota state statute which prohibits the collection of prepayment premiums when the loan is liquidated because the property was sold. A total of $186,329 was remitted to the P Class.

Copyright 2005 The Murrayhill Company. All Rights Reserved.

Section Two
Prepayment Premium Analysis

Copyright 2005 The Murrayhill Company. All Rights Reserved.

Reconciliation for Prepayment Premiums for FFMLT 2005-FF3
Mortgage Data Through: June 30, 2005

Section 1: Prepayment premiums remitted to the P Class by the trustee. This information is taken from the Statement of Certificateholders prepared by the trustee.

Trustee Remittance Date
Class 25-Jul-05 25-May-05 25-Jun-05
P Class $186,329 $87,672 $90,481

Section 2: Prepayment premiums collected by the servicer and remitted to the trustee. This information is reported to Murrayhill by the servicer each month.

Trustee Remittance Date
Servicer 25-Jul-05 25-Jun-05 25-May-05
TOTAL $186,329 $87,672 $90,481

Section 3: Reconciliation of the amounts remitted to the P Class by the trustee and the amounts remitted by the servicer to the trustee.

Amount remitted to the P Class: $186,329
Amount remitted by servicer:
$186,329
Difference: $0

Copyright 2005 The Murrayhill Company. All Rights Reserved.

Aggregate Paid-Off Loans Report for FFMLT 2005-FF3
Mortgage Data Through: June 30, 2005

Trustee Remittance Date:
25-Jul-05 25-Jun-05 25-May-
05
Loans with Active Prepayment Flags with Premiums Remitted (A) 32
13
13
Loans without Prepayment Flags with Premiums Remitted
Total Loans with Premiums Remitted (B) 0 0
0
Loans with Active Prepayment Flags (C) 32 13
13
Loans without Prepayment Flags with Premiums Remitted
Subtotal (D)
33 13 13
Premiums Remitted for Loans with Active Prepayment Flags (A/C) 96.97%
100% 100%
Total Loans with Premiums Remitted to the Subtotal (B/D) 96.97% 100%
100%
Total Paid-Off Loans (E)
49 36 19
Total Loans with Premiums Remitted to the
Total Paid-Off Loans (B/E)
65.31%
36.11% 68.42%

Copyright 2005 The Murrayhill Company. All Rights Reserved.

Total
Paid-Off Loan Exception Report for FFMLT 2005-FF3
Mortgage Data Through: June 30, 2005

Total Paid-Off Loans with Flags
33

Less Exceptions:
Loans with Expired Prepayment Clauses (as stated in the
Note)*
0

Loans that Contained a Clause Allowing Prepayment
Premiums to be Waived at the Time of Liquidation*
0

Loans that were Liquidated from REO Status*
0

Loans with Discrepancies between the Data File and the Note*
0

Defaulted Liquidated Loans that Could Not Have Premiums
Collected because of the Acceleration of the Debt*
0

Loans that were Liquidated Through Loss Mitigation Efforts*
0

Total Paid-Off Loans with Active Prepayment Flags (C)
33

Other Exceptions:

Paid-Off Loans that Did Not have Premiums Collected because
of State Statutes
1

Paid-Off Loans with Active Prepayment Flags that Did Not
Have Premiums Remitted
0

* These categories are mutually exclusive.

Copyright 2005 The Murrayhill Company. All Rights Reserved.

Paid-Off Loans With Prepayment Flags for FFMLT 2005-FF3
Mortgage Data Through: June 30, 2005

Loan Del. Origination
PPP Payoff PPP % of PPP to
Number String Date Exp. Date Flag Balance Remitted payoff Bal.
6353327 CC0 1/12/2005 1/12/2008 3 $ 146,943 $ - 0%
Did not collect because of a MN state statute

6354934 CC0 1/5/2005
1/5/2006 1 $ 195,903 $ 5,868 3%
6353842 CC0 1/14/2005 1/14/2006 1 $ 399,433 $ 10,743 3%
6353421 CC0 11/23/2004 11/23/2006 2 $ 251,157 $ 6,075 2%
6353492 CC0 12/30/2004 12/30/2006 2 $ 124,438 $ 3,411 3%
6356094 CC0 12/27/2004 12/27/2006 2 $ 136,346 $ 3,149 2%
6354517 CC0 12/30/2004 12/30/2006 2 $ 145,958 $ 3,809 3%
6354223 CC0 1/4/2005 1/4/2007 2 $ 159,592 $ 4,185 3%
6353383 CC0 1/7/2005 1/7/2007 2 $ 161,148 $ 3,744 2%
6354634 CC0 12/28/2004 12/28/2006 2 $ 297,110 $ 9,230 3%
6353912 CC0 1/5/2005 1/5/2007 2 $ 331,240 $ 8,931 3%
6355694 CC0 1/10/2005 1/10/2007 2 $ 181,349 $ 5,326 3%
6353638 C30 1/7/2005 1/7/2007 2 $ 237,949 $ 6,815 3%
6354980 CC0 1/14/2005 1/14/2007 2 $ 334,536 $ 10,833 3%
6354574 CC0 1/14/2005 1/14/2007 2 $ 73,072 $ 2,376 3%
6353170 CC0 1/21/2005 1/21/2007 2 $ 182,251 $ 5,232 3%
6355800 CC0 1/18/2005 1/18/2007 2 $ 132,407 $ 3,836 3%
6354206 CC0 1/18/2005 1/18/2007 2 $ 276,820 $ 8,001 3%
6353445 CC0 1/21/2005 1/21/2007 2 $ 148,433 $ 3,240 2%
6354476 CC0 1/28/2005 1/28/2007 2 $ 247,494 $ 5,520 2%
6353369 CC0 1/24/2005 1/24/2007 2 $ 146,210 $ 4,751 3%
6354976 C30 1/20/2005 1/20/2007 2 $ 193,556 $ 5,550 3%
6353200 CC0 1/26/2005 1/26/2007 2 $ 277,342 $ 6,430 2%
6353942 CC0 10/25/2004 10/25/2007 3 $ 235,762 $ 5,898 3%
6355068 CC0 12/3/2004 12/3/2007 3 $ 721,169 $ 17,748 2%
6355831 CC0 1/6/2005 1/6/2008 3 $ 82,796 $ 2,200 3%
6355638 CC0 12/21/2004 12/21/2007 3 $ 262,439 $ 6,238 2%
6353986 CC0 1/11/2005 1/11/2008 3 $ 247,438 $ 6,583 3%
6353576 CC0 1/14/2005
1/14/2008 3 $ 3,449 $ 119,264 3%
6354150 CC0 1/18/2005 1/18/2008 3 $ 6,142 $ 220,457 3%
6355521 CC0 1/22/2005 1/22/2008 3 $ 5,220 $ 238,561 2%
6353256 CC0 1/27/2005 1/27/2008 3 $ 3,506 $ 258,205 1%
6354693 CC0 1/28/2005 1/28/2008 3 $ 2,289 $ 78,953 3%

Copyright 2005 The Murrayhill Company. All Rights Reserved.

Section Three
Analytics
Copyright 2005 The Murrayhill Company. All Rights Reserved.

FFMLT 2005-FF3 FICO Distribution by Status
Mortgage Data Through: June 30, 2005
FICO Delinquency Percentage
540
Current 0.022
540 Delinquent 0.044
540 Paid Off 0.048
550 Current 0.031
550 Delinquent 0.111
550 Paid Off 0.029
560 Current 0.047
560 Delinquent 0.089
560 Paid Off 0.029
570 Current 0.054
570 Delinquent 0.222
570 Paid Off 0.096
580 Current 0.036
580 Delinquent 0.044
580 Paid Off 0.048
590 Current 0.015
590 Delinquent 0.044
590 Paid Off 0.019
600 Current 0.045
600 Delinquent 0.067
600 Paid Off 0.048
610 Current 0.064
610 Delinquent 0.022
610 Paid Off 0.038
620 Current 0.073
620 Delinquent 0.067
620 Paid Off 0.058
630 Current 0.076
630 Delinquent 0.089
630 Paid Off 0.038
640 Current 0.085
640 Delinquent 0.022
640 Paid Off 0.029
650 Current 0.086
650 Delinquent 0.044
650 Paid Off 0.077
660 Current 0.073
660 Delinquent 0.022
660 Paid Off 0.087
670 Current 0.057
670 Paid Off 0.067
680 Current 0.049
680 Delinquent 0.067
680 Paid Off 0.067
690 Current 0.045
690 Delinquent 0.022
690 Paid Off 0.038
700 Current 0.029
700 Paid Off 0.058
710 Current 0.027
710 Paid Off 0.029
720 Current 0.02
720 Paid Off 0.019
730 Current 0.014
730 Paid Off 0.048
740 Current 0.011
740 Paid Off 0.019
750 Current 0.014
760 Current 0.01
760 Paid Off 0.01
770 Current 0.007
780 Current 0.005
780 Delinquent 0.022
790 Current 0.003
800 Current 0.002
810 Current 0.001

Status # of Loans
Average Std. Deviation
Current 3,295 639 53.682
Delinquent 45 600 50.194
Paid Off 104 637 57.043
Total: 3,444

Copyright 2005, The Murrayhill Company. All rights reserved.

FFMLT 2005-FF3 Loan-to-Value Distribution by Status
Mortgage Data Through: June 30, 2005
LTV Delinquency Percentage
0.1
Current 0
0.2 Current 0.001
0.3 Current 0.003
0.3 Paid Off 0.01
0.4 Current 0.005
0.5 Delinquent 0.044
0.5 Current 0.014
0.5 Paid Off 0.019
0.6 Current 0.028
0.6 Paid Off 0.058
0.6 Delinquent 0.022
0.7 Paid Off 0.135
0.7 Delinquent 0.111
0.7 Current 0.074
0.8 Paid Off 0.356
0.8 Delinquent 0.467
0.8 Current 0.535
0.9 Paid Off 0.288
0.9 Current 0.241
0.9 Delinquent 0.133
1 Delinquent 0.222
1 Paid Off 0.135
1 Current 0.099

Status # of Loans
Average Std. Deviation
Current 3,295 0.817 0.1
Delinquent 45 0.825 0.116
Paid Off 104 0.817 0.121
Total: 3,444

Copyright 2005, The Murrayhill Company. All rights reserved.

FFMLT 2005-FF3 Balance Distribution by Status
Mortgage Data Through: June 30, 2005
Balance
Delinquency Percentage
30000 Current 0.002
40000 Current 0.013
40000 Delinquent 0.044
50000 Current 0.016
50000 Delinquent 0.133
60000 Current 0.023
60000 Delinquent 0.022
70000 Current 0.035
70000 Delinquent 0.044
80000 Current 0.032
80000 Delinquent 0.044
90000 Current 0.039
90000 Delinquent 0.022
100000 Current 0.042
100000 Delinquent 0.089
110000 Current 0.039
110000 Delinquent 0.089
120000 Current 0.049
120000 Delinquent 0.022
130000 Current 0.038
140000 Current 0.036
140000 Delinquent 0.044
150000 Current 0.038
150000 Delinquent 0.022
160000 Current 0.047
160000 Delinquent 0.022
170000 Current 0.042
170000 Delinquent 0.089
180000 Current 0.038
180000 Delinquent 0.022
190000 Current 0.028
190000 Delinquent 0.022
200000 Current 0.032
200000 Delinquent 0.022
210000 Current 0.026
210000 Delinquent 0.022
220000 Current 0.028
220000 Delinquent 0.044
230000 Current 0.02
240000 Current 0.022
240000 Delinquent 0.044
250000 Current 0.021
260000 Current 0.019
260000 Delinquent 0.022
270000 Current 0.015
270000 Delinquent 0.022
280000 Current 0.016
290000 Current 0.014
300000 Current 0.013
310000 Current 0.012
310000 Delinquent 0.022
320000 Current 0.013
330000 Current 0.013
330000 Delinquent 0.022
340000 Current 0.013
350000 Current 0.01
360000 Current 0.008
370000 Current 0.005
380000 Current 0.01
390000 Current 0.008
390000 Delinquent 0.022
400000 Current 0.008
410000 Current 0.005
420000 Current 0.005
430000 Current 0.005
440000 Current 0.005
450000 Current 0.006
460000 Current 0.004
470000 Current 0.004
480000 Current 0.004
490000 Current 0.002
500000 Current 0.004
510000 Current 0.005
520000 Current 0.005
530000 Current 0.005
540000 Current 0.005
550000 Current 0.004
560000 Current 0.003
570000 Current 0.004
580000 Current 0.004
590000 Current 0.002
600000 Current 0.004
610000 Current 0.002
610000 Delinquent 0.022
620000 Current 0.001
630000 Current 0.002
640000 Current 0.004
650000 Current 0.004
670000 Current 0
700000 Current 0.003
710000 Current 0.001
720000 Current 0.002
730000 Current 0.001
740000 Current 0.001
750000 Current 0.002
760000 Current 0.001
770000 Current 0
780000 Current 0
800000 Current 0.002
810000 Current 0
840000 Current 0.001
850000 Current 0.001
860000 Current 0
870000 Current 0.002
880000 Current 0.001
890000 Current 0
910000 Current 0
920000 Current 0
930000 Current 0.001
980000 Current 0
1050000 Current 0

Status # of Loans
Average Std. Deviation
Current 3,295 223,502.25 154,390.98
Delinquent 45 154,649.99 109,531.80
Total: 3,340

FFMLT 2005-FF3 Mortgage Type Distribution by Status
Mortgage Data Through: June 30, 2005

Mortgage Type
Delinquency Percentage
Investment Home Current 0.028
Investment Home Delinquent 0.022
Investment Home Paid Off 0.087
Primary Home Current 0.963
Primary Home Delinquent 0.978
Primary Home Paid Off 0.894
Second Home Current 0.009
Second Home Paid Off 0.019

Mortgage Type
Loan Count Total Balance Avg. Balance Std. Deviation
ARM 2,998 682,036,707.46 227,497.23 159,524.87
Fixed 446 61,362,449.51 137,583.97 104,350.53
Total: 3,444 743,399,156.97

Copyright 2005, The Murrayhill Company. All rights reserved.

FFMLT 2005-FF3 Mortgage Term Distribution by Status
Mortgage Data Through: June 30, 2005

Mortgage Term
Delinquency Percentage
180 Current 0.02
240 Current 0
360 Current 0.979
360 Delinquent 1
360 Paid Off 1

# of Loans
Other 120 180 240 360
3,444 0 0 67 1 3376

FFMLT 2005-FF3 Mortgage Purpose Distribution
Mortgage Data Through: June 30, 2005

Origination Statistics

Purpose
Number Percentage

Cash-out refinance
1,634 47.4%
Purchase 1,562 45.4%
Rate/term refinance 246 7.1%
Home Improvement 0 0.0%
Other 2 0.1%
Total 3,444 100%

Purpose
Number Percentage

Curretn Loans

Cash-out refinance
1,551 47.1%
Purchase 1,501 45.6%
Rate/term refinance 241 7.3%
Home Improvement 0 0.0%
Other 2 0.1%
Total 3,295 100%

Delinquent Loans

Purpose
Number Percentage

Cash-out refinance
23 51.1%
Purchase 22 48.9%
Rate/term refinance 0 0.0%
Home Improvement 0 0.0%
Other 0 0.%
Total 45 100%

Paid Off Loans

Purpose
Number Percentage

Cash-out refinance
60 57.7%
Purchase 39 37.5%
Rate/term refinance 5 4.8%
Home Improvement 0 0.0%
Other 0 0.%
Total 104 100%

Copyright 2005, The Murrayhill Company. All rights reserved.

FFMLT 2005-FF3 Ownership Distribution by Status
Mortgage Data Through: June 30, 2005

Ownership Type
Delinquency Percentage

Investment Home
Current 0.028
Investment Home Delinquent 0.022
Investment Home Paid Off 0.087
Primary Home Current 0.963
Primary Home Delinquent 0.978
Primary Home Paid Off 0.894
Second Home Current 0.009
Second Home Paid Off 0.019

Title
# of Loans

Investment Home
101
Primary Home 3,310
Second Home 33
Total: 3,444
Copyright 2005, The Murrayhill Company. All rights reserved.

FFMLT 2005-FF3 Delinquent Count Over Time
Mortgage Data Through: June 30, 2005
Foreclosure
AsOfDate 30 Days 60 Days 90 Days REO
4/30/2005 6 0 0 0 0
5/31/2005 18 4 0 0 0
6/30/2005 35 6 4 0 0

Copyright 2005, The Murrayhill Company. All rights reserved.

FFMLT 2005-FF3 Delinquent Balance Over Time
Mortgage Data Through: June 30, 2005

AsOfDate
30 Days 60 Days 90 Days Foreclosure
4/30/2005 1267300 0 0 0 0
5/31/2005 3261683.45 1047800 0 0
6/30/2005 5287943.63 623506.05 1047800

Copyright 2005, The Murrayhill Company. All rights reserved.

FFMLT 2005-FF3 Conditional Prepayment Rates
Mortgage Data Through: June 30, 2005

Distribution
Date Date CPR
6/30/2005 7/25/2005 17.50%
5/31/2005 6/25/2005 14.22%
4/30/2005 5/25/2005 7.19%

Copyright 2005, The Murrayhill Company. All rights reserved.

FFMLT 2005-FF3 Historical SDA Performance
Mortgage Data Through: June 30, 2005

Weighted
Ave Monthly
Date Age Default Default CDR (F-R)SDA SDA %
Amt Rate Curve
30-Jun-05 5.29 $0 0.00% 0.00% 0.11% 0%
31-May-05 4.29 $0 0.00% 0.00% 0.09% 0%
30-Apr-05 3.29 $0 0.00% 0.00% 0.07% 0%

Averages:
4.29 $0 0.00% 0.00% 0.09% 0%

Copyright 2005, The Murrayhill Company. All rights reserved.